UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

201-791-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 13, 2014, Sealed Air Corporation (the “Company”) closed its previously announced underwritten offering of 5,000,000 shares of its common stock by WRG Asbestos PI Trust (the “selling stockholder”). The selling stockholder received all of the proceeds from this offering. No shares of common stock were sold by Sealed Air. Sealed Air also completed its previously announced repurchase of 3,932,244 shares of common stock from the selling stockholder, which was conditioned on the completion of the offering.

On June 13, 2014, the Company issued a press release announcing the closing of the offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
99.1	Press release, dated June 13, 2014, announcing the closing of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

June 13, 2014

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
99.1	Press release, dated June 13, 2014, announcing the closing of the offering.

4